Exhibit 99.1

September 30, 2004 Investor Supplement

Cautionary Statement CAUTIONARY STATEMENT FOR THE PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 The following presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify our forward-looking statements by the words "expects," "anticipates," "intends," "plans," "projects," "believes," "estimates," and similar expressions. For risks related to these forward-looking statements, please review our SEC filings, including our recently filed Form 10-Q for the quarter ending June 30, 2004. Cautionary Note to U.S. Investors - The U. S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "oil/gas resources"; "Syncrude", and/or "Society of Petroleum Engineers (SPE) proved reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. investors are urged to consider closely the oil and gas disclosures in our Form 10-K for the year ended December 31, 2003. This presentation includes certain non-GAAP financial measures, as indicated. Such non-GAAP measures are intended to supplement, not substitute for, comparable GAAP measures. Investors are urged to consider closely the GAAP reconciliation tables provided in the presentation Appendix.

Transaction Overview Investment Rationale LUKOIL - The Right Partner Summary of Deal Terms Equity Component Asset Component Impact to ConocoPhillips Agenda

Transaction Overview ConocoPhillips becomes strategic equity investor in LUKOIL ConocoPhillips is permitted to acquire up to 20% of LUKOIL equity capital pursuant to a comprehensive Shareholder Agreement Near-term target of 10% Acquired 7.6% of LUKOIL equity capital through government privatization process Additional 2.4% by tender or open market purchases Equity accounting treatment assumed Joint development of world class reserves Northern Timan-Pechora Joint Venture (Nenets Okrug, Russia) Includes participation in full value chain Cooperate to pursue West Qurna-2 PSA in Iraq Supported by Russian and U.S. governments

Transaction Structure Russian Asset JV Russian Gov't $382 MM $2.0 B 7.6% LUKOIL Equity Capital W. Qurna Field Equity in LUKOIL Tender / Market Purchases 2.4% LUKOIL Equity Capital $0.6 B Upstream Cooperation 30.0% Timan- Pechora Assets 17.5% 70.0% Note: $382 million for assets excludes ConocoPhillips' share of 2004 capital expenditures on Timan-Pechora assets estimated between $50 to $60 million.

Ranking Total Reserves 18 17 331.9 Russia 15 3 297.3 Saudi Arabia 17.6 5.8 225.1 Iran 17.2 3.2 133.2 UAE 15 6 130.8 Iraq 16.15 4.5 105.3 Kuwait 8 10.2 101.3 Venezuela 16.3 3.5 78.8 Qatar 5 13.5 51.6 US 11.7 9.7 43.2 Nigeria 12.6 12.4 37.2 Libya 11.5 12.5 35.8 Algeria 5 11.5 33.3 Mexico 18.5 12.8 32.1 China 18.2 10 17.5 Malaysia 15.1 13.4 17.4 Turkmenistan 18.5 9 17 Indonesia 12 16 16.8 Norway 14.7 14.7 16.3 Kazakhstan 4 16 14.9 Canada 15.1 14 11.6 Uzbekistan 12 15 10.5 Netherlands 17.5 1.5 10.4 Oman 20.5 6.8 10.3 Australia 11.1 15.3 9.5 UK 8.5 8.5 9.5 Brazil 13.4 12 8.8 Egypt 16.6 11.5 8.5 India 7.4 6 7.5 Argentina 13.6 14.5 7 Ukraine 16.5 1 6.8 Yemen 12.5 8.2 5.7 Angola 7.1 11 4.2 Trinidad and Tobago 14 13 3.9 Syria 16.1 12.5 3.8 Pakistan 18.9 9.9 3.7 Brunei 13.2 14.25 3.6 Romania 7.3 7.9 3.4 Bolivia 6.6 9.9 3.1 Colombia 6.4 9.4 2.7 Ecuador 2.7 Gabon 2.3 Thailand 2.3 Germany 2 Congo (Brazzaville) 2 Italy 1.9 Azerbaijan 1.8 Bangladesh 1.8 Peru 18.5 10.7 1.7 Vietnam Saudi Arabia Kuwait Iran Russia Angola Indonesia UAE China Qatar U.S. Australia Norway Canada Nigeria Turkmenistan Algeria Mexico Malaysia Oman Netherlands Venezuela Iraq Kazakhstan Uzbekistan Libya U.K. Vietnam Eqypt Pakistan Syria Romania Ukraine Yemen Brazil Ecuador Bolivia Argentina Colombia Trinidad & Tobago India Brunei Source: Oil & Gas Journal. Where the Resources Are

Investment Background Russia has vast resource potential A leader in reserves and production Accessible by private industry Not subject to OPEC constraints Russia has increasing access to export markets LUKOIL is the leading international oil and gas company in Russia Provides access to reserves at attractive cost Russian government supportive of U.S. investment ConocoPhillips has a long history in Russia / Caspian Caspian ventures (Kazakhstan, Azerbaijan) Polar Lights (First Russian JV with a Western major)

Profitably grow reserves and production Build new legacy positions Secure major reserve positions Optimize legacy businesses (production efficiency & cost improvement) Strategic Fit ConocoPhillips Strategy Transaction Result Investment in substantial reserves and resources at attractive price and metrics Secures material position in Russia and an Iraq opportunity Expected to increase COP's reserves by ~10% Opportunities for similar value creation through efficiencies in LUKOIL's existing asset base Complementary to existing financial plans

Enhanced Upstream Portfolio Note: ConocoPhillips reserves are year-end 2003 Proved Reserves for major producing areas only. LUKOIL portfolio net to ConocoPhillips reflects 10% of 8 BBOE. Excludes resources associated with asset component (i.e., 30% interest in Timan-Pechora joint venture). Existing ConocoPhillips major producing areas LUKOIL portfolio net to ConocoPhillips Impact on COP's reserve profile Rest of World Reserves 3.8 BBOE 1.3 BBOE 1.5 BBOE 0.8 BBOE 0.8 BBOE Current 72% 28% Pro Forma 66% 34% OECD Reserves

LUKOIL Assets Moscow Murmansk Perm Refinery (240 MBOPD) Ukhta Refinery (74 MBOPD) Odessa Refinery (72 MBOPD) Burgas Refinery (214 MBOPD) Western Siberia 8,421 MMBO 1,285 BCF 68% of production Volga - Urals 2,455 MMBO 730 BCF 17% of production Caspian & Int'l. 932 MMBO 8,075 BCF 1% of production Timan-Pechora 3,953 MMBO 577 BCF 14% of production Ukraine Bulgaria Romania Russia Ploiesti Refinery (70 MBOPD) Yamal 216 MMBO 13,806 BCF Volgogrod Refinery (200 MBOPD) Core Upstream Region (oil (MMBO) and gas (BCF) SPE reserves) Refinery (capacity in MBOPD) Source: LUKOIL 2003 Annual Report. Nizhny Novgorod Refinery (300 MBOPD)

LUKOIL 2003 Reported Results Net Income 3,701 Cash from Operations 2,936 Capital Expenditures 3,018 Return on Average Capital Employed (%) 18.9 Finding and Development Costs ($/BOE) $2.15 $ millions unless otherwise noted Source: LUKOIL 2003 Annual Report and J. S. Herold Appraisal Report of 9-14-04. Note: Net Income includes $1,130 MM gain on sale of ACG (Azeri, Chiraq, Guneshli).

LUKOIL Reserves and Production LUKOIL Yukos TNK-BP Surgut Sibneft Tatneft 1.636 1.61917808 1.276 1.08 0.63 0.52 0.092 0.091187 0.073 0.22 0.03 0.02 1.728 1.7103653 1.349 1.31 0.66 0.54 LUKOIL Yukos TNK-BP Surgut Tatneft Sibneft 15.977 14.7 9 6.642 5.97 4.62 4.07883 1.3 0 1.968 0.25 0.16 20.056 16 9 8.61 6.3 4.78 Source: Company filings and presentations. Note: Surgut reserves are as of year-end 2002. 2003 SPE Proved Reserves, BBOE 2003 Production, MMBOEPD Oil Gas

LUKOIL Growth Profile BP LUKOIL ENI TOT COP XOM CVX 2003 Production 1.597 1.606 Incremental Production 0.26 0.164615 2006E Production 1.857 1.7706 CAGR 0.07 0.05 0.05 0.04 0.03 0.03 0.025 Medium-Term Production CAGR Source: Company investor presentations. LUKOIL growth rate is only for oil production. Note: Medium-term production growth rates represent 2003-2008 annual growth rates (except ENI (2003-2007) and TOT (2004-2008)).

Significant Downstream Presence Attractive margins due to proximity to Europe and export outlets Seven refineries; net capacity over 1 MMBOPD 4,600 service stations in Russia & E. Europe; ~2,000 in the NE US Total Refining Capacity LUKOIL 814 356 Yukos 1159 TNK-BP 865 Sibneft 475 Surgut 336 Source: LUKOIL 2003 Annual Report, Oil and Gas Journal 2004 refining report, and Company reports. Note: LUKOIL domestic capacity excludes 2 mini-refineries. International Domestic Refining Capacity, MBOPD

Russian Asset JV Russian Gov't $382 MM $2.0 B 7.6% LUKOIL Equity Capital W. Qurna Field LUKOIL Equity in LUKOIL Tender / Market Purchases 2.4% LUKOIL Equity Capital $0.6 B Upstream Cooperation 30.0% Timan- Pechora Assets 17.5% 70.0% Summary of Deal Terms Equity Component

Equity Ownership ConocoPhillips may acquire up to 20% of LUKOIL equity capital; 10% near-term target; Equity accounting treatment assumed Acquisition Price / Methods Acquired 7.6% at government auction for $2.0 B; Additional 2.4% by tender or open market purchases; Future market purchases at ConocoPhillips' discretion Enhanced Governance ConocoPhillips to have Board representation with 7.6%; Unanimous Board vote required on significant decisions - Charter Amendments proposed Transfer Restrictions ConocoPhillips may not sell shares w/o consent for 4 years Exclusivity ConocoPhillips to be LUKOIL's sole strategic equity partner Equity Purchase - Summary

Board Representation ConocoPhillips to have proportionate Board representation; Extraordinary General Meeting to elect new directors Key Decisions Proposed Charter Amendments will provide for unanimous director consent for certain key decisions, designed to protect ConocoPhillips' investment Enhanced Governance

LUKOIL to seek Charter Amendments requiring unanimous Board approval for: Charter Amendments Subsequent changes to matters requiring unanimous Board consent under the LUKOIL charter Equity Issuances New share issuances exceeding 10% of LUKOIL's outstanding share capital in any 12-month period Extraordinary Dividends Dividends exceeding 100% of current period earnings or not payable proportionately to all shareholders Major Transactions Those valued between 25% - 50% of balance sheet value of the LUKOIL parent company's assets; Transactions in excess of 7.5% of LUKOIL consolidated total assets involving: - significant LUKOIL subsidiaries - a new line of business Dissolution / Reorganization Any proposal to dissolve LUKOIL or to voluntarily file for reorganization or bankruptcy; major reorganizations Charter Amendments Significant overlap with matters requiring 75% shareholder approval under Russian law

Summary of Deal Terms Asset Component Asset Component Asset Component Russian Asset JV Russian Gov't $382 MM $2.0 B 7.6% LUKOIL Equity Capital W. Qurna Field Equity in LUKOIL Tender / Market Purchases 2.4% LUKOIL Equity Capital $0.6 B Upstream Cooperation 30.0% Timan- Pechora Assets 17.5% 70.0% Note: $382 million for assets excludes ConocoPhillips' share of 2004 capital expenditures on Timan-Pechora assets estimated between $50 to $60 million

Assets Acquired ConocoPhillips to acquire 30% interest in Russian JV and Area of Mutual Interest covering current and future licenses in Northern Timan-Pechora Region Effective Date Asset deal effective when 7.6% of LUKOIL equity capital acquired at auction Completion Date Closing will occur upon receipt of regulatory approvals and fulfillment of certain other conditions - anticipated to occur Q1 2005 Export Capacity Russian JV will have priority access to export terminal at Varandey with cost-based tariff JV Governance 50-50 management and decision-making Northern Timan-Pechora JV

ConocoPhillips LUKOIL JV Organization Chart Note: DGD - Deputy General Director.

Northern Timan-Pechora JV


MOSCOW


Northern Timan-Pechora Joint Venture
Existing ConocoPhillips Joint Venture (Polar Lights)
Varandey
160 km
YK Development Area
YK initial oil rate: 150 MBOPD
Gross capex: ~$3 B
(including pipeline & terminal)
0 20 40 60 80 100 Kilometers

- SPE proved oil reserves of 1.2 BBO gross*
- Current production of 10,000 BOPD gross
- First new production expected in 2007; increases to ~200 MBOPD by 2008-2011
- Over 4 MM acres
- Exported through expanded terminal at Varandey

* As reported by Miller and Lents.

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Timan-Pechora JV Net Production 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2003 Production 1.597 1.606 4.5 5.1 6.4 14.9 53.9 55.9 57.4 60.9 61.5 60.5 59.1 $1.5B net capital over next 10 years Net SPE proved reserves 374 MMBO Expected 500+ MMBO upside resource potential Note: Net numbers reflect ConocoPhillips' 30% interest in Timan-Pechora JV.

West Qurna - 2 Source: Wood Mackenzie 2004. Turkey Saudi Arabia Iraq Syria Kuwait City Basra Rumailah FIeld West Qurna Baghdad Potential extension of giant 22 BBOE Rumailah Field LUKOIL and ConocoPhillips to jointly pursue West Qurna - 2 PSA in Iraq Subject to confirmation from the Iraqi government that PSA is still valid Assuming confirmation, interests will be: LUKOIL 51% (currently 68.5%), ConocoPhillips 17.5%, Iraq Gov't 25%, Other Russian Companies 6.5%

Strategic Fit

Impact on ConocoPhillips

ConocoPhillips Strategy		Transaction Result
Profitably grow reserves and production	➡	Investment in substantial reserves and resources at attractive price and metrics
Build new legacy positions	➡	Secures material position in Russia and an Iraq opportunity
Secure major reserve positions	➡	Expected to increase COP's reserves by ~10%
Optimize legacy businesses (production efficiency & cost improvement)	➡	Opportunities for similar value creation through efficiencies in LUKOIL's existing asset base

Complementary to existing financial plans

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Transaction Metrics Transaction Value / BOE ConocoPhillips / LUKOIL $3.74 $1.28 TNK - BP $4.05 $1.77 BP / Slavneft $5.48 $3.42 Yukos / Sibneft $6.18 $3.00 Source for precedent transactions: J. S. Herold, with Transaction Value including both upstream and downstream operations. Note: Assumes purchase price of $30.76 per LUKOIL share plus $382 million for asset components. $382 for assets excludes ConocoPhillips' share of 2004 capital expenditures on Timan-Pechora asset estimated between $50 to $60 million. SEC reserve calculation based on 10% of 8 BBOE. SEC SPE

Enhances ConocoPhillips Production Growth Source: Company data. Note: ConocoPhillips estimates include Syncrude and equity affiliates; LUKOIL estimates include oil only. 2003 production adjusted for dispositions. 2004 includes three months of 10% of LUKOIL; 2005-06 includes 10% of LUKOIL for full year. 2003 2004E 2005E 2006E Cheetah 1.555 1.568 1.623 1.705 Tiger 0.043 0.18 0.18573 Pro-Forma CAGR: 5-7% COP share of LUKOIL Production Base ConocoPhillips CAGR: 3% Base COP Production Consistent with growth plans

Impact on ConocoPhillips Key Financial Metrics Source: Estimates per Wall Street consensus (9/24/04) and ConocoPhillips balance sheet data as of 06/30/04. Assumes purchase price of $2.6 B funded with debt financed at 3%, LUKOIL effective tax rate of 29%, and LUKOIL dividend payout ratio of 20%. ConocoPhillips ROCE is adjusted for purchase accounting treatment related to prior transactions. See Appendix for ROCE reconciliation. 2004 ROCE EPS Accretion 2004 2005 2003 Year End 0.026 0.024 Current COP ROCE 0.192 Pro Forma COP ROCE 0.185

Impact of LUKOIL Net Income on ConocoPhillips Financial Results LUKOIL Net Income - First Call Consensus 3,760 3,096 ConocoPhillips' 10% Share 376 310 Incremental DD&A from Purchase Accounting Write-up (77) (68) Incremental DD&A Adjusting Reserves from SPE to SEC (47) (41) Tax on Dividends Paid to ConocoPhillips (14) (10) Additional Interest Expense (61) (61) LUKOIL Impact to ConocoPhillips' Net Income 177 130 2004E $ MM Note: SPE to SEC DD&A adjustment based on LUKOIL's 20.1 BBOE SPE proved reserves and assumed SEC reserves of 8 BBOE. Assumed LUKOIL dividend payout ratio of 20% in 2004 and 18% in 2005. First Call Consensus at end of business on September 24, 2004. 2005E

Potential for Significant Reserve Additions Est. SEC proved License Extensions / Dev. Plans LUKOIL SPE proved reserves Probable & Possible Total Resources 8 West 3 8 North 3 20.1 9.1 20.1 15.3 35.4 2003 2010+ Source: LUKOIL 2003 annual report. Note: SEC proved reserve range based on ConocoPhillips estimate and considers other SEC to SPE reserves comparables from the Russian market. LUKOIL Resource Base

Reserves and Production Note: Reserves are YE 2003 numbers; Expected reserve increase is based on 10% of 8 BBOE. Production is actual 2003 BOEPD average. *Pro forma assumes 10% equity investment in LUKOIL and equity accounting. OECD Russia Other non-OECD 2003 Year End 5690 825 2114 Pro Forma* Reserves of 8.6 BBOE Reserves of 7.8 BBOE ConocoPhillips Today Russia 10% Other non-OECD 24% OECD Russia Non OECD 2003 Year End 5689 45 2114 Russia <1% Other non-OECD 27% OECD 72% OECD 66% OECD Russia Non OECD 2003 Year End 475 5 100 OECD Russia Other non-OECD 2003 Year End 475 66 100 Expected 10% Increase Production of 1.6 MMBOEPD Production of 1.75 MMBOEPD OECD 74% OECD 82% Russia <1% Russia 10% Other non-OECD 17% Other non-OECD 16% Expected 10% Increase

1/1/2003 YE 2003 YE 2004 pro forma Equity 30.74 32.66 34.62 Debt Debt 22.6 17.8 15.5 1/1/2003 YE 2003 YE 2004 pro forma Equity 30 35 40 Debt Debt / Cap Ratio 0.39 Equity $ B Balance sheet debt $ B 1/1/2003 YE 2003 YE 2004 pro forma Debt to capital ratio % Debt/Capital Ratios Includes $3.0B Total Transaction Cost Note: Year-end 2004 pro forma amounts based on First Call estimates. Assumes $2.6B investment for equity purchase plus $382MM for asset acquisition. 2004 Q3 debt - $15.5B 2004 Q3 cash - ~$3B

Compelling Strategic Opportunity Strategic position in resource-rich company with substantial upside Leading Russian international oil and gas company 20.1 BBOE SPE proved reserves - 95% in Russia Major player in Timan-Pechora and Caspian growth areas Ability to influence and drive improvements Charter Amendments provide beneficial governance rights Exclusive strategic equity partner and vision of broader cooperation Expands ConocoPhillips opportunity set in resource-rich areas Legacy asset positions in Russia and Iraq Reserves and production growth with attractive metrics Substantial future investment options in Russia, the Caspian and Middle East Phased entrance, with limited upfront investment Modest increase in ongoing capital program No change to strategic / financial plans Improved portfolio diversification Reserves, production, and assets still predominately OECD

Appendix

2004 Return on Capital Employed Adjusted for Purchase Accounting Note: ConocoPhillips 2004 Net Income is based on First Call Consensus as of 9/24/04. Actual 1Q and 2Q results subtracted from First Call to estimate 3Q and 4Q net income. Minority interest and interest expense for 2004 based on annualized 1Q and 2Q results. Pro forma does not reflect ConocoPhillips' interest in the Timan-Pechora Joint Venture.